Semi
Annual
Report


[GRAPHIC OMITTED]


                                                               FEBRUARY 28, 2003

TEMPLETON GLOBAL BOND FUND





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FRANKLIN(R) TEMPLETON(R)
       INVESTMENTS

         THANK YOU FOR INVESTING WITH
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
SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON GLOBAL BOND FUND SEEKS CURRENT INCOME WITH CAPITAL APPRECIATION AND GROWTH OF INCOME. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS AT LEAST 80% OF ITS NET ASSETS IN BONDS, INCLUDING DEBT SECURITIES OF COMPANIES, GOVERNMENTS AND GOVERNMENT AGENCIES LOCATED ANYWHERE IN THE WORLD, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Templeton Global Bond Fund's semiannual report covering the period ended February 28, 2003. During the six months under review, global bond markets generally benefited from continued disinflation and sluggish economic growth among the world's largest economies. Many major central banks, particularly in the U.S. and Europe, eased monetary policy in efforts to cushion the impact of faltering global and domestic demand.

The U.S. economy experienced improving, albeit relatively slow growth in domestic demand during the six-month reporting period. The industrial sector began to recover, while the services sector remained expansionary. Having kept interest rates unchanged for 11 months, the U.S. Federal Reserve Board reduced interest rates in November 2002 from 1.75% to 1.25% following increased risks to a fragile




CONTENTS


Shareholder Letter .........  1

Performance Summary ........  9

Financial Highlights &
Statement of Investments ... 11

Financial Statements ....... 19

Notes to
Financial Statements ....... 22





[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

FUND CATEGORY

Global

Growth

Growth & Income

Income

Tax-Free Income



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 14.


              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------
economic recovery amid growing economic and geopolitical uncertainty. Consumer spending proved to be fairly resilient, in part due to continued low consumer, auto and mortgage financing costs. Persistent unemployment rates failed to diminish consumer spending, which limited inflationary pressures. However, consumer price inflation began to rise as a result of increased energy costs due to building geopolitical pressures in the Middle East and reduced oil supply stemming from interrupted Venezuelan oil production. While war concerns put some downward pressure on the U.S. dollar, changes in underlying fundamentals were primary drivers of the U.S. dollar's movement, in particular, the balance-of-payment financing. The deteriorating U.S. balance-of-payment position led to increased concern about greater reliance on debt issuance, as opposed to capital flows from direct and equity investment, needed to finance current account and fiscal deficits.

Economic growth in the European Monetary Union (EMU) remained sluggish. Weak domestic demand and currency strength has helped cap inflationary pressures. Overall, EMU inflationary pressures began to reflect consumer price disinflation trends in the larger economies of Germany and France. The European Central Bank reduced official rates from 3.25% at the beginning of the period to 2.75% by February 28, 2003, amid greater risks of inflation. The euro's significant appreciation somewhat reflected U.S. economic imbalances, but also the strength of the EMU's current account positions and positive yield differentials relative to the U.S.

In Asia and the Pacific Rim, the Japanese economy continued to be challenged by consumer price deflation and weak domestic demand. Economic conditions continued to create a need for the government to increase inflation, spur consumption and address the debt burden. These policy objectives imply


WHAT IS BALANCE OF PAYMENTS?

BALANCE OF PAYMENTS IS A RECORD OF ALL OF A COUNTRY'S EXPORTS AND IMPORTS OF GOODS AND SERVICES, BORROWING AND LENDING WITH THE REST OF THE WORLD DURING A PARTICULAR TIME PERIOD. IT HELPS A COUNTRY EVALUATE ITS COMPETITIVE STRENGTHS AND WEAKNESSES AND FORECAST THE STRENGTH OF ITS CURRENCY.

rising interest rates amid a stronger currency, which would adversely affect bond performance and Japan's recently strong export position. Australia and New Zealand were among the top-performing economies. Strong domestic demand drove import growth, which, combined with a drought that negatively impacted commodity exports, contributed to a reversal in the previous improvement of the current account position. Nonetheless, positive growth and yield differentials relative to the U.S. drove strong currency gains and overall bond market returns during the period.

For the six months ended February 28, 2003, global bond markets generated positive returns, and the J.P. Morgan Global Government Bond Index (JPM GGBI) rose 4.48% in local currency terms. 1 In U.S. dollar terms, the JPM GGBI returned 8.67% as most major foreign currencies appreciated versus the U.S. dollar based on a multitude of concerns, including the prospect of war in the Middle East, but primarily on the mounting U.S. current account deficit. By regions and countries according to the JPM GGBI, New Zealand and Australia were among the top-performing bond markets in developed countries, returning 25.75% and 17.05% in U.S. dollar terms for the six months under review. European bonds followed, returning 15.62% with EMU countries delivering 16.96% and the U.K. generating 6.58%. In North America, Canada and the U.S. returned 7.92% and 4.79%. In Asia, Japanese bonds returned 2.06% in U.S. dollar terms. 1

A continuing element of risk aversion hampered U.S. securities markets during the period. Given uncertainty surrounding U.S. economic and corporate profitability trends, domestic stock




WHAT ARE CURRENT AND CAPITAL ACCOUNTS?

A CURRENT ACCOUNT IS THAT PART OF THE BALANCE OF PAYMENTS WHERE ALL OF ONE COUNTRY'S INTERNATIONAL TRANSACTIONS IN GOODS AND SERVICES ARE RECORDED. A CAPITAL ACCOUNT IS THAT PART OF THE BALANCE OF PAYMENTS THAT MEASURES THE FLOWS OF INVESTMENTS IN AND OUT OF ONE COUNTRY.



1. Source: J.P. Morgan. The unmanaged JPM GGBI tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

markets declined 7.29% for the six months ended February 28, 2003, as measured by the broad Standard & Poor's 500 Composite Index (S&P 500). 2 However, with U.S. yields at historically low levels and many other developed economies easing monetary conditions to accommodate a softer business cycle, higher yielding U.S. assets began to attract more capital inflows. High yield credit risk premiums, or interest rate spreads over U.S. Treasuries, fell from 9.2% at the beginning of the period to 8.7% on February 28, 2003, as measured by the J.P. Morgan Domestic High Yield Index. 3 Emerging debt markets benefited from a similar government/corporate bond dynamic. Lower interest rates in developed economies can generally benefit emerging market borrowers, because reduced financing costs can attract investors seeking higher returns outside developed countries. As a result, the interest rate spread on the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG) declined to 6.59% at the end of the period compared with 8.12% at the beginning. 4

Nearly every region in the JPM EMBIG posted positive results. Continued improvement in Europe's and Asia's underlying economic and credit fundamental trends contributed to regional bond performances of 18.75% and 4.82% during the period. 4 Performance was less consistent within Latin America; however, the region returned 15.52% primarily as a result of Brazil's post-election "relief rally" and its large weighting in the JPM EMBIG. 4 The Fund's core emerging market holdings in Russia,


GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/28/03

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:

Europe                                                     67%
Middle East & Africa                                      0.2%
Short-Term Investments & Other Net Assets                 5.8%
Asia                                                      3.5%
Latin America                                             7.2%
Australia &  New Zealand                                 14.7%
North America                                             1.6%



2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

3. Source: J.P. Morgan. The J.P. Morgan Domestic High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated domestic high yield corporate debt market.

4. Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

The indexes are unmanaged and include reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Colombia, Bulgaria, Ukraine, Mexico and the Philippines returned 22.35%, 20.87%, 10.42%, 10.41%, 9.60% and 4.23%, respectively, during the six months under review. 4

The Russian bond market's strong performance was, in part, due to continued steady improvement in underlying economic and credit fundamentals over the past couple of years. Russia's international reserve accumulation, or increase in the country's stock of hard currency holdings, ended the period at nearly US$53 billion, the highest since 1998, illustrating Russia's robust balance-of-payment position, which itself is a function of strong exports and capital flows into the country. 5 Ongoing structural reforms, including tax and property laws, could improve the investment climate and support a return of foreign direct investment to the country. An example of this was British Petroleum's recent announcement of its US$6.75 billion investment into the Russian oil venture Tyumen Oil, which will be one of the largest foreign investments in Russian history. 6 While higher oil prices contributed to overall economic strength, its prudent debt and fiscal management allowed Russia to bolster its underlying credit position through early repayment of obligations and decreased reliance on external financing. During the period, Russia's foreign currency sovereign debt was upgraded by certain independent international credit rating agencies, including Standard & Poor's and Moody's Investors Service's single notch upgrades to BB and Ba2.


PORTFOLIO NOTES
Within this environment, for the six months ended February 28, 2003, Templeton Global Bond Fund - Class A posted a 13.63% cumulative total return as shown in the Performance Summary beginning on page 9. The Fund's benchmark, the



5. Source: The Central Bank of the Russian Federation, 3/7/03.
6. Source: Tyumen Oil Company press release, 3/7/03 (www.tnk.ru).

Salomon Brothers World Government Bond Index, delivered cumulative total returns of 4.38% in local currency terms and 8.83% in U.S. dollar terms for the same period. 7 The Fund's solid outperformance during the period was partly due to its overweighted positions in the EMU and the rest of Europe (especially Scandinavia), Australia and New Zealand, and the strong currency returns from each of these regions. The Fund also benefited from its underweighted position in the U.S. and avoidance of Japanese bonds. Additionally, our emerging market positions significantly enhanced portfolio returns.

We attempted to maximize the Fund's return by allocating approximately 85% of total net assets to intermediate-term bonds of issuers in developed markets. Approximately 15% of total net assets were invested in what we believed were high quality and liquid bonds in emerging markets. We believe this combination of bonds offered the opportunity for attractive long-term returns with only modestly higher short-term volatility.

The Fund's portfolio mix changed only slightly during the period and on February 28, 2003, our investments in North America and Europe stood at 1.6% of total net assets (down from 2.4% on August 31, 2002) and 67.0% (up from 64.7%). In North America, the Fund's allocation was mostly Canadian investments, reflecting our strategic positioning away from a sinking U.S. dollar. The European allocation shifted as we diversified assets around the region, reducing exposure to German and French bonds to 11.1% and 3.9% of total net assets. We increased portfolio exposure to Sweden and Norway, and by period-end allocations to those countries rose to 6.9%


PORTFOLIO BREAKDOWN
BASED ON TOTAL NET ASSETS
2/28/03

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:

Government Bonds                                94.1%
Short-Term Investments & Other Net Assets        5.8%
Warrants                                         0.1%




7. Source: Standard and Poor's Micropal. The unmanaged Salomon Brothers World Government Bond Index tracks the performance of government bond markets in 17 countries. It comprises fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

and 3.9% of total net assets. Additionally, we established new positions in Austria and Finland. In emerging markets, the Fund had no exposure to Argentina and Brazil, increased its allocation to Bulgaria and Ukraine, and reduced its previously overweighted positions in Mexico and the Philippines. We established new positions in Hungary reflecting our positive views of the prospects for interest rate conversion and European Union membership, and also bought Colombian and South African bonds.


OUTLOOK
Looking forward, we are generally optimistic about the global bond market's near-term prospects, in light of constrained economic growth, favorable inflationary trends and accommodative monetary policy. We believe the Fund's positioning at period-end reflected three central points in our global outlook. First, with regard to currencies we hold a defensive view on the U.S. dollar and Japanese yen, yet remain positive on the euro, other currencies within Europe, and those of Australia and New Zealand. Second, we maintain a positive long-term outlook for the prospect of a narrowing in spreads across the yield curves of the EMU, other European countries, Australia and New Zealand relative to U.S. Treasury yields. Third, within the emerging markets, we maintain a defensive outlook with regard to Brazil and a positive outlook for countries where we are seeing sound economic policy and prudent debt management, such as those of eastern Europe and Asia.

It is important to note that global investing involves special risks related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon. These special risks and other considerations are discussed in the Fund's prospectus.

We look forward to serving your investment needs in the years ahead, and we welcome your comments and suggestions.



Portfolio Management Team
Templeton Global Bond Fund



--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         2/28/03   8/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.87          $9.27     $8.40
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                $0.2550

CLASS C                        CHANGE         2/28/03   8/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.87          $9.28     $8.41
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                $0.2391

ADVISOR CLASS                  CHANGE         2/28/03   8/31/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.86          $9.25     $8.39
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                $0.2657




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE

CLASS A                             6-MONTH  1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------
Cumulative Total Return 1            13.63%   22.97%    33.61%    86.58%
Average Annual Total Return 2         8.83%   17.69%     5.06%     5.98%
Value of $10,000 Investment 3       $10,883  $11,769   $12,796   $17,870
Avg. Ann. Total Return (3/31/03) 4            17.87%     5.10%     5.80%


                                                                INCEPTION
CLASS C                             6-MONTH   1-YEAR   5-YEAR   (5/1/95)
--------------------------------------------------------------------------
Cumulative Total Return 1            13.40%   22.49%    31.10%    66.04%
Average Annual Total Return 2        11.35%   20.29%     5.35%     6.55%
Value of $10,000 Investment 3       $11,135  $12,029   $12,977   $16,441
Avg. Ann. Total Return (3/31/03) 4            20.34%     5.38%     6.50%


ADVISOR CLASS 5                      6-MONTH   1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------
Cumulative Total Return 1            13.66%   23.18%    35.19%    90.26%
Average Annual Total Return 2        13.66%   23.18%     6.22%     6.64%
Value of $10,000 Investment 3       $11,366  $12,318   $13,519   $19,026
Avg. Ann. Total Return (3/31/03) 4            23.24%     6.24%     6.48%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 39.60% and 5.56%.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON GLOBAL BOND FUND

Financial Highlights

                                                                           CLASS A
                                              -------------------------------------------------------------------
                                              SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003 -------------------------------------------------
                                                 (UNAUDITED)       2002     2001        2000      1999      1998
                                              -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......        $8.40         $8.02    $8.05       $8.81     $9.49     $9.82
                                              -------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...................          .20           .43 b     .56        .65       .58       .60
 Net realized and unrealized gains (losses)           .93           .50 b     .01       (.80)     (.66)     (.32)
                                              -------------------------------------------------------------------
Total from investment operations ...........         1.13           .93       .57       (.15)     (.08)      .28
                                              -------------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.26)         (.40)    (.18)       (.60)     (.55)     (.55)
 Net realized gains ........................           --            --       --        (.01)     (.05)     (.06)
 Tax return of capital .....................           --          (.15)    (.42)         --        --        --
                                              -------------------------------------------------------------------
Total distributions ........................         (.26)         (.55)    (.60)       (.61)     (.60)     (.61)
                                              -------------------------------------------------------------------
Net asset value, end of period .............        $9.27         $8.40    $8.02       $8.05     $8.81     $9.49
                                              -------------------------------------------------------------------
Total return c .............................       13.63%        12.08%    7.51%     (1.80)%   (1.02)%     2.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........     $347,173      $224,269 $178,785    $114,247  $146,753  $189,898
Ratios to average net assets:
 Expenses ..................................        1.09% d       1.21%    1.33%       1.23%     1.22%     1.17%
 Net investment income .....................        4.44% d       5.27% b  7.06%       7.19%     6.20%     6.12%
Portfolio turnover rate ....................       23.27%        57.71%  101.11%     179.84%    74.60%    75.95%



a Based on average weighted shares outstanding effective year ended August 31, 1999.

b Effective September 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:

    Net investment income per share ........................  $(.12)
    Net realized and unrealized gains/(losses) per share ...    .12
    Ratio of net investment income to average net assets ...  (1.43)%
    Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

c Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

d Annualized.

TEMPLETON GLOBAL BOND FUND

Financial Highlights (CONTINUED)

                                                                           CLASS C
                                              ---------------------------------------------------------------------
                                              SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003 ---------------------------------------------------
                                                 (UNAUDITED)     2002      2001       2000      1999       1998
                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......        $8.41       $8.03     $8.05      $8.82     $9.50      $9.83
                                              ---------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...................          .18         .40 b     .53        .58       .54        .56
 Net realized and unrealized gains (losses)           .93         .50 b     .02       (.78)     (.66)      (.32)
                                              ---------------------------------------------------------------------
Total from investment operations ...........         1.11         .90       .55       (.20)     (.12)      .24
                                              ---------------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.24)       (.38)     (.15)      (.56)     (.51)      (.51)
 Net realized gains ........................           --          --        --       (.01)     (.05)      (.06)
 Tax return of capital .....................           --        (.14)     (.42)        --        --        --
                                              ---------------------------------------------------------------------
Total distributions ........................         (.24)       (.52)     (.57)      (.57)     (.56)      (.57)
                                              ---------------------------------------------------------------------
Net asset value, end of period .............        $9.28       $8.41     $8.03      $8.05     $8.82      $9.50
                                              ---------------------------------------------------------------------
Total return c .............................       13.40%      11.62%     7.20%    (2.34)%   (1.41)%      2.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........      $47,666     $25,444   $13,784    $11,966   $17,386    $20,404
Ratios to average net assets:
 Expenses ..................................        1.44% d     1.59%     1.73%      1.62%     1.62%      1.56%
 Net investment income .....................        4.09% d     4.89% b   6.65%      6.78%     5.80%      5.73%
Portfolio turnover rate ....................       23.27%      57.71%   101.11%    179.84%    74.60%     75.95%



a Based on average weighted shares outstanding effective year ended August 31, 1999.

b Effective September 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:

    Net investment income per share .........................  $(.12)
    Net realized and unrealized gains/(losses) per share ....    .12
    Ratio of net investment income to average net assets ....  (1.43)%
    Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

c Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

d Annualized.

TEMPLETON GLOBAL BOND FUND

Financial Highlights (CONTINUED)

                                                                        ADVISOR CLASS
                                              -------------------------------------------------------------------
                                              SIX MONTHS ENDED               YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2003 -------------------------------------------------
                                                 (UNAUDITED)      2002      2001       2000      1999      1998
                                              -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......        $8.39        $8.01     $8.04      $8.81     $9.49     $9.82
                                              -------------------------------------------------------------------
Income from investment operations:
 Net investment income a ...................          .21          .45 b     .58        .63       .61       .62
 Net realized and unrealized gains (losses)           .93          .50 b     .01       (.77)     (.67)     (.32)
                                              -------------------------------------------------------------------
Total from investment operations ...........         1.14          .95       .59       (.14)     (.06)      .30
                                              -------------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.27)        (.41)     (.20)      (.62)     (.57)     (.57)
 Net realized gains ........................           --           --        --       (.01)     (.05)     (.06)
 Tax return of capital .....................           --         (.16)     (.42)        --        --        --
                                              -------------------------------------------------------------------
Total distributions ........................         (.27)        (.57)     (.62)      (.63)     (.62)     (.63)
                                              -------------------------------------------------------------------
Net asset value, end of period .............        $9.26        $8.39     $8.01      $8.04     $8.81     $9.49
                                              -------------------------------------------------------------------
Total return c .............................       13.66%       12.37%     7.79%    (1.65)%    (.77)%     3.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........      $25,130      $12,014      $289       $413    $1,261   $11,330
Ratios to average net assets:
 Expenses ..................................         .84% d       .96%     1.09%       .98%      .97%      .91%
 Net investment income .....................        4.69% d      5.52% b   7.33%      7.28%     6.42%     6.38%
Portfolio turnover rate ....................       23.27%       57.71%   101.11%    179.84%    74.60%    75.95%



a Based on average weighted shares outstanding effective year ended August 31, 1999.

b Effective September 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities as required. The effect of this change was as follows:

    Net investment income per share .......................  $(.12)
    Net realized and unrealized gains/(losses) per share ..    .12
    Ratio of net investment income to average net assets ..  (1.43)%
    Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

c Total return is not annualized for periods less than one year.

d Annualized.


                       See notes to financial statements.

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)


                                                                                   PRINCIPAL
                                                                               AMOUNT/WARRANTS A      VALUE
-------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 94.2%
     AUSTRALIA 6.2%
     New South Wales Treasury Corp.:
      8.00%, 3/01/08 ...........................................................  10,000,000 AUD $  6,907,006
      6.00%, 5/01/12 ...........................................................   7,600,000 AUD    4,872,652
     Queensland Treasury Corp.:
      6.50%, 6/14/05 ...........................................................   8,775,000 AUD    5,556,284
      6.00%, 7/14/09 ...........................................................  13,600,000 AUD    8,714,482
                                                                                                 ------------
                                                                                                   26,050,424
                                                                                                 ------------
     AUSTRIA 4.6%
     Republic of Austria:
      5.00%, 1/15/08 ...........................................................   6,100,000 EUR    7,140,620
      4.00%, 7/15/09 ...........................................................   9,400,000 EUR   10,450,502
      5.00%, 7/15/12 ...........................................................   1,430,000 EUR    1,666,718
                                                                                                 ------------
                                                                                                   19,257,840
                                                                                                 ------------
     BELGIUM 3.6%
     Kingdom of Belgium:
      4.75%, 9/28/06 ...........................................................   6,300,000 EUR    7,241,048
      8.50%, 10/01/07 ..........................................................   4,274,000 EUR    5,668,985
      5.00%, 9/28/12 ...........................................................   1,990,000 EUR    2,320,902
                                                                                                 ------------
                                                                                                   15,230,935
                                                                                                 ------------
     BULGARIA 2.0%
     Republic of Bulgaria, Reg S, 8.25%, 1/15/15 ...............................   7,460,000        8,526,780
                                                                                                 ------------
     CANADA 1.6%
     Government of Canada, 6.00%, 6/01/11 ......................................   9,238,000 CAD    6,678,017
                                                                                                 ------------
     COLOMBIA 1.3%
     Republic of Colombia:
      10.00%, 1/23/12 ..........................................................   2,425,000        2,428,031
      10.75%, 1/15/13 ..........................................................     600,000          616,920
      11.75%, 2/25/20 ..........................................................   2,100,000        2,188,725
                                                                                                 ------------
                                                                                                    5,233,676
                                                                                                 ------------
     DENMARK 4.3%
     Kingdom of Denmark:
      8.00%, 3/15/06 ...........................................................  44,176,000 DKK    7,337,297
      7.00%, 11/15/07 ..........................................................  11,700,000 DKK    1,973,666
      4.00%, 8/15/08 ...........................................................   3,200,000 DKK      478,012
      6.00%, 11/15/11 ..........................................................  11,100,000 DKK    1,848,698
      5.00%, 11/15/13 ..........................................................  42,200,000 DKK    6,573,784
                                                                                                 ------------
                                                                                                   18,211,457
                                                                                                 ------------

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)


                                                                                   PRINCIPAL
                                                                               AMOUNT/WARRANTS A      VALUE
-------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     FINLAND 4.4%
     Government of Finland:
      5.00%, 7/04/07 ...........................................................   4,200,000 EUR $  4,898,851
      5.00%, 4/25/09 ...........................................................  11,100,000 EUR   13,046,825
      5.375%, 7/04/13 ..........................................................     500,000 EUR      602,892
                                                                                                 ------------
                                                                                                   18,548,568
                                                                                                 ------------

     FRANCE 3.9%
     Government of France:
      8.25%, 2/27/04 ...........................................................   6,748,000 EUR    7,692,249
      5.00%, 7/12/05 ...........................................................   2,650,000 EUR    3,024,099
      4.5%, 7/12/06 ............................................................   1,300,000 EUR    1,480,842
      5.00%, 4/25/12 ...........................................................   3,690,000 EUR    4,308,354
                                                                                                 ------------
                                                                                                   16,505,544
                                                                                                 ------------
     GERMANY 11.1%
     Bundesrepublik Deutschland, 5.00%, 1/04/12 ................................   4,500,000 EUR    5,279,311
     Federal Republic of Germany:
      3.25%, 9/24/04 ...........................................................   5,400,000 EUR    5,904,777
      6.875%, 5/12/05 ..........................................................   2,000,000 EUR    2,359,617
      4.00%, 2/16/07 ...........................................................   3,500,000 EUR    3,933,590
      6.00%, 7/04/07 ...........................................................  10,249,000 EUR   12,412,754
      5.375%, 1/04/10 ..........................................................  11,040,000 EUR   13,240,861
      Series 96, 6.00%, 1/05/06 ................................................   2,914,364 EUR    3,435,564
                                                                                                 ------------
                                                                                                   46,566,474
                                                                                                 ------------
     HUNGARY .5%
     Government of Hungary, 8.50%, 10/12/05 .................................... 431,000,000 HUF    1,989,084
                                                                                                 ------------
     INDONESIA .1%
    bPT Astra International TBK, wts., 12/31/03 ................................   1,880,582 IDR      342,679
                                                                                                 ------------
     IRISH REPUBLIC 2.6%
     Republic of Ireland, 4.25%, 10/18/07 ......................................   9,550,000 EUR   10,833,952
                                                                                                 ------------
     ITALY 3.7%
     Buoni Poliennali del Tesoro:
      8.75%, 7/01/06 ...........................................................     951,000 EUR    1,221,575
      6.75%, 7/01/07 ...........................................................   3,068,000 EUR    3,803,339
     Government of Italy:
      10.50%, 4/01/05 ..........................................................   7,676,001 EUR    9,593,553
      5.00%, 5/01/08 ...........................................................     835,000 EUR      976,275
                                                                                                 ------------
                                                                                                   15,594,742
                                                                                                 ------------
     MALAYSIA .3%
     Government of Malaysia, 7.50%, 7/15/11 ....................................   1,000,000        1,169,120
                                                                                                 ------------

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)


                                                                                   PRINCIPAL
                                                                               AMOUNT/WARRANTS A      VALUE
-------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     MEXICO 3.6%
    cProtexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ................... $    49,349     $      3,948
     United Mexican States, 11.375%, 9/15/16 ...................................  11,010,000       15,028,650
                                                                                                 ------------
                                                                                                   15,032,598
                                                                                                 ------------
     NETHERLANDS 4.4%
     Government of Netherlands:
      7.75%, 3/01/05 ...........................................................   4,264,000 EUR    5,071,836
      5.75%, 2/15/07 ...........................................................   3,913,000 EUR    4,672,050
      5.25%, 7/15/08 ...........................................................   3,400,000 EUR    4,039,016
      3.75%, 7/15/09 ...........................................................   3,600,000 EUR    3,962,708
      5.00%, 7/15/12 ...........................................................     500,000 EUR      585,135
                                                                                                 ------------
                                                                                                   18,330,745
                                                                                                 ------------
     NEW ZEALAND 8.5%
     Government of New Zealand:
      7.00%, 7/15/09 ...........................................................  36,288,000 NZD   21,698,633
      6.00%, 11/15/11 ..........................................................  10,837,000 NZD    6,153,627
      6.50%, 4/15/13 ...........................................................  13,150,000 NZD    7,744,554
                                                                                                 ------------
                                                                                                   35,596,814
                                                                                                 ------------
     NORWAY 3.9%
     Kingdom of Norway:
      5.75%, 11/30/04 ..........................................................  30,660,000 NOK    4,339,141
      6.75%, 1/15/07 ...........................................................  32,000,000 NOK    4,751,848
      5.50%, 5/15/09 ...........................................................  51,500,000 NOK    7,409,048
                                                                                                 ------------
                                                                                                   16,500,037
                                                                                                 ------------
     PHILIPPINES 3.1%
     Republic of Philippines:
      9.875%, 1/15/19 ..........................................................     920,000          908,500
      10.625%, 3/16/25 .........................................................  11,660,000       12,009,800
                                                                                                 ------------
                                                                                                   12,918,300
                                                                                                 ------------
     POLAND .3%
     Republic of Poland, FRN, 7.00%, 10/27/14 ..................................   1,395,318        1,412,048
                                                                                                 ------------
     RUSSIA 3.9%
     Federation of Russia:
      Reg S, 11.00%, 7/24/18 ...................................................  10,065,000       13,164,507
      Reg S, 12.75%, 6/24/28 ...................................................   2,285,000        3,375,612
                                                                                                 ------------
                                                                                                   16,540,119
                                                                                                 ------------
     SOUTH AFRICA .2%
     Republic of South Africa, 8.375%, 10/17/06 ................................     800,000          949,000
                                                                                                 ------------

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)


                                                                                   PRINCIPAL
                                                                               AMOUNT/WARRANTS A      VALUE
-------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     SPAIN 4.4%
     Government of Spain:
      4.50%, 7/30/04 ...........................................................   1,600,000 EUR $  1,776,208
      10.15%, 1/31/06 ..........................................................   2,849,000 EUR    3,715,473
      8.80%, 4/30/06 ...........................................................   4,649,855 EUR    5,931,840
      4.80%, 10/31/06 ..........................................................     900,000 EUR    1,039,712
      5.00%, 7/30/12 ...........................................................   5,000,000 EUR    5,843,806
                                                                                                 ------------
                                                                                                   18,307,039
                                                                                                 ------------
     SWEDEN 6.9%
     Kingdom of Sweden:
      10.25%, 5/05/03 ..........................................................  72,900,000 SEK    8,657,211
      5.00%, 1/15/04 ...........................................................  22,790,000 SEK    2,712,302
      6.50%, 5/05/08 ...........................................................  23,300,000 SEK    3,061,175
      5.00%, 1/28/09 ...........................................................   4,500,000 SEK      553,999
      5.50%, 10/08/12 .......................................................... 110,500,000 SEK   14,013,527
                                                                                                 ------------
                                                                                                   28,998,214
                                                                                                 ------------
     UKRAINE .9%
     Republic of Ukraine, 11.00%, 3/15/07 ......................................   3,302,040        3,583,618
                                                                                                 ------------
     UNITED KINGDOM 1.6%
     United Kingdom, 8.50%, 7/16/07 ............................................   3,681,000 GBP    6,897,237
                                                                                                 ------------
     UNITED STATES
  b,dAcadia Partners LP ........................................................     999,667           11,096
  b,dPenobscot Partners LP .....................................................         333            2,703
                                                                                                 ------------
                                                                                                       13,799
                                                                                                 ------------
     VENEZUELA 2.3%
     Republic of Venezuela:
      9.25%, 9/15/27 ...........................................................  13,755,000        8,450,728
      144A, 9.125%, 6/18/07 ....................................................   1,220,000          900,824
      Reg S, 9.125%, 6/18/07 ...................................................     400,000          295,352
                                                                                                 ------------
                                                                                                    9,646,904
                                                                                                 ------------
     TOTAL LONG TERM INVESTMENTS (COST $369,562,614) ...........................                  395,465,764
                                                                                                 ------------

TEMPLETON GLOBAL BOND FUND
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)


                                                                                   PRINCIPAL
                                                                               AMOUNT/WARRANTS A      VALUE
-------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     SHORT TERM INVESTMENTS 5.2%
     Belgium Treasury Bill, 2.545%, 8/14/03 ....................................   1,000,000 EUR $  1,066,608
     Bundesrepublik Deutschland, 3.50%, 12/12/03 ...............................   1,000,000 EUR    1,087,495
     Dresdner Bank, 1.33%, 3/03/03 .............................................  18,740,000       18,740,000
     French Treasury Bill, 2.56%, 8/21/03 ......................................   1,000,000 EUR    1,065,527
                                                                                                 ------------
     TOTAL SHORT TERM INVESTMENTS (COST $21,973,232) ...........................                   21,959,630
                                                                                                 ------------
     TOTAL INVESTMENTS (COST $391,535,846) 99.4% ...............................                  417,425,394
     OTHER ASSETS, LESS LIABILITIES .6% ........................................                    2,543,419
                                                                                                 ------------
     NET ASSETS 100.0% .........................................................                 $419,968,813
                                                                                                 ------------


     CURRENCY ABBREVIATIONS:
     AUD-- Australian Dollar
     CAD-- Canadian Dollar
     DKK-- Danish Krone
     EUR-- European Unit
     GBP-- British Pound
     HUF-- Hungarian Forint
     NOK-- Norwegian Krone
     NZD-- New Zealand Dollar
     SEK-- Swedish Krona



a Securities denominated in U.S. dollars unless otherwise indicated. b Non-income producing.
c See Note 6 regarding defaulted securities.
d Securities represent equity investments.


                       See notes to financial statements.

TEMPLETON GLOBAL BOND FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ...................................................................................   $391,535,846
                                                                                             ------------
  Value ..................................................................................    417,425,394
 Cash ....................................................................................          4,407
 Foreign currency, at value (cost $1,332,969) ............................................      1,411,221
 Receivables:
  Investment securities sold .............................................................         62,047
  Capital shares sold ....................................................................      3,774,773
  Dividends and interest .................................................................      9,659,625
                                                                                             ------------
      Total assets .......................................................................    432,337,467
                                                                                             ------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................     10,537,906
  Capital shares redeemed ................................................................      1,411,545
  Affiliates .............................................................................        327,171
 Other liabilities .......................................................................         92,032
                                                                                             ------------
      Total liabilities ..................................................................     12,368,654
                                                                                             ------------
Net assets, at value .....................................................................   $419,968,813
                                                                                             ------------
Net assets consist of:
 Undistributed net investment income .....................................................   $ (9,818,784)
 Net unrealized appreciation (depreciation) ..............................................     26,281,663
 Accumulated net realized gain (loss) ....................................................    (20,363,494)
 Capital shares ..........................................................................    423,869,428
                                                                                             ------------
Net assets, at value .....................................................................   $419,968,813
                                                                                             ------------
CLASS A:
 Net asset value per share ($347,172,869 (DIVIDE) 37,447,123 shares outstanding) .........          $9.27
                                                                                             ------------
 Maximum offering price per share ($9.27 (DIVIDE) 95.75%) ................................          $9.68
                                                                                             ------------
CLASS C:
 Net asset value per share ($47,665,852 (DIVIDE) 5,134,202 shares outstanding) a .........          $9.28
                                                                                             ------------
 Maximum offering price per share ($9.28 (DIVIDE) 99%) ...................................          $9.37
                                                                                             ------------
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($25,130,092 (DIVIDE) 2,715,215
     shares outstanding) .................................................................          $9.26
                                                                                             ------------

a Redemption price per share is equal to net asset value less any applicable sales charge.


                       See notes to financial statements.

TEMPLETON GLOBAL BOND FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)


Interest Income ...........................................................................   $ 8,613,558
                                                                                              -----------
Expenses:
 Management fees (Note 3) .................................................................       749,984
 Administrative fees (Note 3) .............................................................       224,997
 Distribution fees (Note 3)
  Class A .................................................................................       327,918
  Class C .................................................................................        99,263
 Transfer agent fees (Note 3) .............................................................       204,000
 Custodian fees ...........................................................................        42,000
 Reports to shareholders ..................................................................        18,200
 Registration and filing fees .............................................................        37,000
 Professional fees ........................................................................        15,800
 Trustees' fees and expenses ..............................................................        18,300
 Other ....................................................................................         2,800
                                                                                              -----------
      Total expenses ......................................................................     1,740,262
                                                                                              -----------
           Net investment income ..........................................................     6,873,296
                                                                                              -----------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments .............................................................................     3,587,931
  Foreign currency transactions ...........................................................        93,565
                                                                                              -----------
      Net realized gain (loss) ............................................................     3,681,496
 Net unrealized appreciation (depreciation) on:
  Investments .............................................................................    29,905,844
  Translation of assets and liabilities denominated in foreign currencies .................       282,755
                                                                                              -----------
      Net unrealized appreciation (depreciation) ..........................................    30,188,599
                                                                                              -----------
Net realized and unrealized gain (loss) ...................................................    33,870,095
                                                                                              -----------
Net increase (decrease) in net assets resulting from operations ...........................   $40,743,391
                                                                                              -----------

                       See notes to financial statements.

TEMPLETON GLOBAL BOND FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003(UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2002

                                                                              SIX MONTHS ENDED     YEAR ENDED
                                                                              FEBRUARY 28, 2003  AUGUST 31, 2002
                                                                              ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..............................................  $  6,873,296       $ 10,743,078
  Net realized gain (loss) from investments and foreign currency transactions     3,681,496         (2,231,709)
  Net unrealized appreciation (depreciation) on investments and translation
     of assets and liabilities denominated in foreign currencies ............    30,188,599         14,486,855
                                                                               -------------------------------
      Net increase (decrease) in net assets resulting from operations .......    40,743,391         22,998,224
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................................    (7,696,912)        (9,140,256)
   Class C ..................................................................      (909,500)          (708,861)
   Advisor Class ............................................................      (490,436)           (85,387)
  Tax return of capital:
   Class A ..................................................................            --         (3,471,510)
   Class C ..................................................................            --           (269,228)
   Advisor Class ............................................................            --            (32,430)
                                                                               -------------------------------
 Total distributions to shareholders ........................................    (9,096,848)       (13,707,672)
 Capital share transactions (Note 2):
   Class A ..................................................................    96,404,076         36,941,706
   Class C ..................................................................    18,811,872         10,938,787
   Advisor Class ............................................................    11,378,681         11,698,252
                                                                               -------------------------------
 Total capital share transactions ...........................................   126,594,629         59,578,745
   Net increase (decrease) in net assets ....................................   158,241,172         68,869,297
Net assets:
 Beginning of period ........................................................   261,727,641        192,858,344
                                                                               -------------------------------
 End of period ..............................................................  $419,968,813       $261,727,641
                                                                               -------------------------------
Undistributed net investment income included in net assets:
 End of period ..............................................................  $ (9,818,784)      $ (7,595,232)
                                                                               -------------------------------


                       See notes to financial statements.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Bond Fund (the Fund) is a separate, non-diversified series of Templeton Income Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests mainly in the debt securities of companies, governments and government agencies located anywhere in the world including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium is amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting year.
Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class of shares and its exchange privilege.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 28, 2003, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                           SIX MONTHS ENDED                YEAR ENDED
                                                           FEBRUARY 28, 2003             AUGUST 31, 2002
                                                      ----------------------------------------------------
                                                          SHARES      AMOUNT          SHARES      AMOUNT
                                                      ----------------------------------------------------
CLASS A SHARES:
Shares sold ........................................   20,812,173 $184,707,259     14,522,356 $119,666,832
Shares issued on reinvestment of distributions .....      670,404    5,856,559      1,108,788    8,996,575
Shares redeemed ....................................  (10,744,252) (94,159,742)   (11,225,231) (91,721,701)
                                                      ----------------------------------------------------
Net increase (decrease) ............................   10,738,325 $ 96,404,076      4,405,913 $ 36,941,706
                                                      ----------------------------------------------------


                                                           SIX MONTHS ENDED                YEAR ENDED
                                                           FEBRUARY 28, 2003             AUGUST 31, 2002
                                                      ----------------------------------------------------
                                                          SHARES      AMOUNT          SHARES      AMOUNT
                                                      ----------------------------------------------------
CLASS C SHARES:
Shares sold ........................................    2,782,659  $24,686,823      1,988,584 $ 16,468,920
Shares issued on reinvestment of distributions .....       74,266      650,889         89,087      724,496
Shares redeemed ....................................     (748,854)  (6,525,840)      (768,855)  (6,254,629)
                                                      ----------------------------------------------------
Net increase (decrease) ............................    2,108,071  $18,811,872      1,308,816 $ 10,938,787
                                                      ----------------------------------------------------


                                                           SIX MONTHS ENDED                YEAR ENDED
                                                           FEBRUARY 28, 2003             AUGUST 31, 2002
                                                      ----------------------------------------------------
                                                          SHARES      AMOUNT          SHARES      AMOUNT
                                                      ----------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ........................................    1,681,230  $14,752,519      1,725,336 $ 14,415,486
Shares issued on reinvestment of distributions .....       55,754      489,372         14,128      116,947
Shares redeemed ....................................     (454,475)  (3,863,210)      (342,925)  (2,834,181)
                                                      ----------------------------------------------------
Net increase (decrease) ............................    1,282,509  $11,378,681      1,396,539 $ 11,698,252
                                                      ----------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         --------------------------------------------------------------------
         0.50%          First $200 million
         0.45%          Over $200 million, up to and including $1.3 billion
         0.40%          Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

         ANNUALIZED
         FEE RATE       AVERAGE DAILY NET ASSETS
         ---------------------------------------------------------------------
         0.15%          First $200 million
         0.135%         Next $500 million
         0.10%          Next $500 million
         0.075%         Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% and 0.65% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent years. At February 28, 2003, Distributors advised the Fund that unreimbursed costs were $459,841. Distributors received net commissions on sales of the Fund's shares and received contingent deferred sales charges for the period of $43,220 and $22,232, respectively.


4. INCOME TAXES

At February 28, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                 Cost of investments .......................  $399,708,291
                                                              ------------
                 Unrealized appreciation ...................    29,365,180
                 Unrealized depreciation ...................   (11,648,077)
                                                              ------------
                 Net unrealized appreciation (depreciation)   $ 17,717,103
                                                              ------------

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, losses realized subsequent to October 31 on the sale of securities and foreign currencies, foreign currency gains/losses on the sale of debt instruments, and bond discounts and premiums.

TEMPLETON GLOBAL BOND FUND
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

At August 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $3,381,867 and $1,393,726, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2003.

At August 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2003 ............................   $    77,143
                  2004 ............................        54,060
                  2005 ............................         1,347
                  2006 ............................         4,415
                  2007 ............................     2,226,253
                  2008 ............................     4,015,528
                  2009 ............................     4,159,943
                  2010 ............................     8,730,708
                                                      -----------
                                                      $19,269,397
                                                      -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2003 aggregated $188,714,962 and $69,892,918, respectively.


6. CREDIT RISK, DEFAULTED SECURITIES

At February 28, 2003, the Fund held defaulted securities with a value aggregating $3,948. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectable and provides an estimate for losses on interest receivable.

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



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
LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund


GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund


GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3


GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund


FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund


INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7


TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7


STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.





                                                                           12/02

      [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)    One Franklin Parkway
       INVESTMENTS          San Mateo, CA  94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



SEMIANNUAL REPORT
TEMPLETON GLOBAL BOND FUND



PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Global Bond Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.







406 S2003 04/03   [GRAPHIC OMITTED]   Printed on recycled paper